EXHIBIT 99.6



[GRAPHIC OMITTED]


      SCOTIA CAPITAL (USA) INC.
      ONE LIBERTY PLAZA, 165 BROADWAY, 26TH FLOOR, NEW YORK, NEW YORK 10006

                                                       December 10, 1999

The Warnaco Group, Inc.
90 Park Avenue
New York, New York 10016

Attention: Mr. Bill Finkelstein

Dear Sirs:

                  RE:   SCOTIA CAPITAL (U.S.A.) INC. ("PARTY A")
                        THE WARNACO GROUP, INC. ("PARTY B")
                        EQUITY FORWARD PURCHASE TRANSACTION

       The purpose of this facsimile is to set forth the terms and conditions of the Transaction entered into between Party A and Party B on the Trade Date specified below (the "Transaction"). This facsimile constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

       This Confirmation is subject to and incorporates the definitions contained in the 1991 ISDA Definitions, as supplemented by the 1998 Supplement (the "1991 ISDA Definitions"), and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions") (each as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) (collectively, the "ISDA Definitions"). This Confirmation is also subject to, and incorporates, the definitions contained in Section 14 of the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the "Section 14 Definitions"), but without any Schedule or other modification thereto, as published by ISDA (the "ISDA Agreement"). In the event of any inconsistency between the ISDA Definitions, the Section 14 Definitions and this Confirmation, this Confirmation will govern. In the event of any inconsistency between the ISDA Definitions and the Section 14 Definitions, the Section 14 Definitions will govern. Until such time as an ISDA Agreement is entered into between you and us, this Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Upon execution by you and us of an ISDA Agreement, with such ISDA Agreement incorporating such modifications as you and we shall in good faith agree, this Confirmation will supplement, form part of, and be subject to, such ISDA Agreement. All provisions contained in the ISDA Agreement shall, upon its execution, govern this Confirmation except as expressly modified below.

       The following provisions in paragraphs 1 through 5 will govern the Transaction evidenced hereby until such time as an ISDA Agreement is entered into between you and us where upon such provisions shall be replaced by the terms of the ISDA Agreement:


1.     MANNER OF PAYMENTS

Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place specified below, in freely transferable funds and in the manner customary for such payments in the required currency. If on any date amounts would otherwise be payable in the same currency by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

2.     DEFAULT

       (a) If, at any time, an Event of Default has occurred and is then continuing with respect to a party hereto (such party being hereinafter referred to as the "Defaulting Party"), then the other party (hereinafter referred to as the "Non-defaulting Party"), shall have the right to early terminate and liquidate the Transaction evidenced hereby, together with all other Specified Transactions entered into between Party A and Party B (collectively the "Terminated Transactions") and determine a net amount due in respect of the Terminated Transactions in accordance with the early termination payment calculation provisions of Section 6(e)(i)(3) of the ISDA Agreement based on a payment measure of Market Quotation and a payment method of Second Method. For purposes of giving effect to the foregoing, the Termination Currency shall be United States Dollars. For purposes hereof, "Event of Default" means, in the context of Party A, (i) the failure to make, when due, any payment required of it under this Confirmation and such failure is not remedied within three Business Days following written notice of such failure, or (ii) the occurrence with respect to Party A of any of the Bankruptcy events set out in Section 5(a)(vii) of the ISDA Agreement. In the context of Party B, "Event of Default" means (i) the failure to make, when due, any payment required of it under this Confirmation and such failure is not remedied within three Business Days following written notice of such failure, (ii) the occurrence with respect to Party B of any of the Bankruptcy events set out in Section 5(a)(vii) of the ISDA Agreement, (iii) the occurrence of an "Event of Default" as such term is defined in a Credit Agreement, dated as of November 19, 1999, made by and among Warnaco Inc., The Warnaco Group, Inc., certain banks and financial institutions, as the "Initial Lenders", The Bank of Nova Scotia and Salomon Smith Barney, Inc., as "Co-Lead Arrangers" and "Co-Book Managers", Citibank, N.A., as "Syndication Agent", Societe Generale and Commerzbank AG, as "Co-Documentation Agents" and The Bank of Nova Scotia as "Administrative Agent", as amended and supplemented from time to time (the "Credit Agreement"), (iv) Party B at any time during the Term hereof effects with one or more counterparties (other than Party A), forward equity purchase transactions pertaining to the purchase of Shares (as defined below) on a forward basis having an aggregate forward purchase price which, when combined with the product of the Number of Shares multiplied by the Forward Price as on the Termination Date (each as defined below), exceeds USD 150,000,000 (the "Forward Price Limit"); provided, however, that an Event of Default shall not be constituted pursuant to this
Section 2(a)(iv) unless Party B's breach of the Forward Price Limit is continuing as of the tenth Business Day following the date on which such breach occurred; (v) the joint and several guarantee, dated December 10, 1999, in the form appended hereto as Exhibit A (the "Guarantee") made by the parties set out in the signature page thereof (the "Guarantors") (x) fails or ceases to be in full force and effect prior to the satisfaction by Party B of all of its obligations to Party A hereunder; or (z) any of the Guarantors disaffirms, repudiates or rejects, in whole or in part, or challenges the validity of the Guarantee; (vi) the occurrence of a default, event of default or other similar condition or event (however described) in respect of Party B under any forward equity purchase transaction pertaining to Shares which may now or hereafter be entered into between Party B and any third party and such third party has exercised any rights under such forward equity purchase transaction, which are predicated upon the occurrence of such default, event of default or similar condition or event, to terminate such transaction prior to its scheduled termination date. Party B hereby covenants and agrees to notify Party A immediately upon the occurrence of any such event and the exercise of such termination rights.

       (b) The Non-defaulting Party may exercise its right to early termination and liquidate the Terminated Transactions by written notice to the Defaulting Party, which notice shall set forth the amount of the termination payment derived by the Non-defaulting Party as set forth above; provided that, in the event the Defaulting Party becomes subject to a Bankruptcy in the nature of any one of the events specified in Section 5(a)(vii) (1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), of the ISDA Agreement and any court, tribunal or regulatory authority with competent jurisdiction acting pursuant to any bankruptcy or insolvency law or other similar law affecting the Defaulting Party makes an order which has or purports to have the effect of prohibiting the Non-defaulting Party from terminating the Terminated Transactions at any time after the occurrence of any such events, then the Terminated Transactions shall be deemed to have been terminated immediately upon the occurrence of any of the events specified in Section 5(a)(vii) (1), (3), (5), (6) or, to the extent analogous thereto, (8) and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition in respect of Section 5(a)(vii) (4) or, to the extent analogous thereto, (8).

       (c) In the event the termination payment derived in accordance with the foregoing represents an amount owing by the Non-defaulting Party to the Defaulting Party, the Non-defaulting Party shall have the right to set off such termination payment against any amounts payable (whether at such time or in the future or upon the occurrence of a contingency) by the Defaulting Party to the Non-Defaulting Party (irrespective of the currency or the place of payment of the obligation) under any other agreement between the Defaulting Party and the Non-Defaulting Party (the "Other Agreement Amount"). For this purpose, the termination payment or the Other Agreement Amount may be converted into the currency in which the other is denominated by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is not then due, such Other Agreement Amount, or part thereof, may be present-valued by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is unascertained, the Non-defaulting Party may in good faith estimate such amount and set-off in respect of the estimate subject to accounting to the Defaulting Party when the obligation is ascertained.

3.     BASIC REPRESENTATIONS

       Each of the parties hereto makes to the other each of the "Basic Representations" contained in Section 3(a) and (c) of the ISDA Agreement.

4.     TRANSFERABILITY

       Neither this Confirmation nor any interest or obligation in or under this Confirmation may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party and any purported transfer in violation hereof shall be void.

5.     JURISDICTION

       The Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine. With respect to any suit, action or proceedings relating to this Confirmation ("Proceedings"), each party irrevocably:

       (i) submits to non-exclusive jurisdiction of the courts of the State of New York; and

       (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Confirmation precludes either party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

6.     TERMS

       The terms of the particular Transaction to which this Confirmation relates are as follows:

I.     General Terms

       Trade Date:            December 10, 1999

       Effective Date:        December 10, 1999

       Termination Date:      February 28, 2002

       Optional
       Termination Date:      Any Business Day during the Term hereof after
                              the Accumulation Period End Date, as selected by Party B in accordance with the Notice provision of the Settlement Terms set out below, provided that Party B may designate no more than four Optional Termination Dates per Calculation Period; provided further, however, that in the event Party B designates an Optional Termination Date in respect of which Party B has elected settlement in accordance with the Net Share Settlement or Cash Settlement provisions set out below, Party B shall not designate any further
                              Optional Termination Dates in respect of which Party B intends to elect settlement by way of Net Share Settlement or Cash
                              Settlement until such time as the settlement process specified below (including the
                              Make-whole provisions) in respect of the initial Optional Termination Date has been completed.

      Forward
      Purchase Seller:        Party A

      Forward
      Purchase Buyer:         Party B

      Exchange:               New York Stock Exchange

      Shares: The Warnaco Group, Inc. common shares, par value $0.01 (Exchange designation "WAC"), CUSIP No. 934390105, quoted in USD on the Exchange.

      Accumulation Period:    The period commencing on and including the
                              Effective Date to and including the earlier of (x) the date by which Party A, or any U.S.
                              subsidiary of The Bank of Nova Scotia
                              acquiring Shares in respect of this
                              Transaction (the "Hedge Subsidiary"), has, by means of one or more purchase transactions effected on the Exchange through such period, either (i) accumulated 2,600,000 Shares, or
                              (ii) incurred an aggregate purchase price equal to USD 47,000,000; or (y) the third
                              Business Day following the date on which Party B's notice to Party A, given in accordance with Section 12 of the ISDA
                              Agreement, requesting the termination of the Accumulation Period becomes effective in accordance with Section 12 (the date on which such accumulation is achieved, such aggregate purchase price is incurred, or the third
                              Business Day following the effective date of such notice (whichever is sooner) being the "Accumulation Period End Date").
                              Notwithstanding the foregoing, Party B shall have no right to terminate the Accumulation
                              Period until Party A has accumulated at least
                              1,000,000 Shares.

                              Party A shall provide to Party B, no sooner than the third and no later than the fifth Business Day following the trade date of each purchase transaction, notice setting out the purchase transaction effected by Party A or the Hedge Subsidiary on the relevant trade date. Party A shall notify Party B of Party A's calculation of the Initial Price on or before the third Business Day following the Accumulation Period End Date.

      Number of Shares:       In respect of any Business Day
                              within the Term hereof, the aggregate number of Shares yielded pursuant to Party A's or the Hedge Subsidiary's purchase program as referenced in the "Accumulation Period" provision above, less the aggregate of the Relevant Share Numbers for all previous partial settlements (as contemplated by the Settlement Terms) effected prior to the relevant date of determination.

      Business Days:          London and New York

      Period End Dates:       The Period End Dates shall be the
                              last Business Day of February, May, August and November, beginning after the
                              Accumulation Period End Date, up to and
                              including the Termination Date or the
                              Optional Termination Date.

      Overnight Rate:         "Fed Funds O/N" ASK (offer) rate as quoted
                              on Telerate Page 4833 as of 16:10 (New York time) on the relevant day of determination.

      Spread: Plus 137.5 basis points (1.375%); provided, however, that if at any time during the Term hereof Party B enters into a transaction with any other counterparties having terms which are substantially similar to the terms hereof, the Spread applicable to this Transaction shall be the higher of (i) the Spread set out above, or (ii) the Spread provided for in such similar transaction.

      Daily Forward Amount:   For each day of the Accumulation Period, the
                              Calculation Agent shall determine an amount
                              (the "Daily Forward Amount") in accordance with the following formula:

                              [Daily Forward Amount(i-1)+ (Number of Settled Shares(i) x WAP(i))] x [1 + (Accumulation Period Floating Rate(i) / 360)]

                              where, "Daily Forward Amount(i-1)" means the Daily Forward Amount determined in respect of the day preceding the relevant day of determination, "Number of Settled Shares(i)" means the number of Shares settled by Party A or the Hedge Subsidiary on the relevant date of determination; "WAP(i)" means the weighted average of the respective purchase prices per Share, each in USD, including a commission of USD 0.045 per Share, of all Share purchase transactions settled by Party A or the Hedge Subsidiary on the relevant date of determination, which weighted average shall be determined by multiplying each purchase price by the number of Shares to which such purchase price is applicable, aggregating the products thereof and dividing such sum by the total number of purchased Shares; and "Accumulation Period Floating Rate(i)" means the Overnight Rate in effect as of the relevant date of determination, plus the Spread noted above. For purposes of giving effect to the foregoing, Overnight Rate for any day that is a not Business Day shall be the Overnight Rate in effect on the first Business Day preceding such day.

      Initial Price:          The Initial Price shall be the Daily Forward
                              Amount determined in respect of the
                              Accumulation Period End Date divided by the
                              Number of Shares.

      Forward Period:         The period commencing on, but excluding, the
                              Accumulation Period End Date, to but
                              excluding the Termination Date.

      Forward Rate:           "Zero Coupon USD Swap Rate" quoted on
                              the day which is two London Banking Days prior to the first Business Day of the Forward Period (the "Determination Date"), for a Designated Maturity equal to the actual number of days in Forward Period, plus
                              Spread.

      Zero Coupon
      USD Swap Rate:          The fixed rate of interest (a) that would be
                              paid by the Fixed Rate Payer on a USD
                              interest rate swap in which (i) the Floating
                              Rate Payer makes quarterly payments, in
                              arrears, on the Period End Dates at the
                              3-month USD-LIBOR-BBA rate (appropriately interpolated in the event the first
                              Calculation Period following the Accumulation
                              Period is less than three months); (ii) the Fixed Rate Payer's payments are compounded quarterly and paid on the Termination Date only; (iii) the Day Count Fraction for both
                              Fixed and Floating Rate Payers is Actual /
                              360 and (b) which would impart to same swap a mark-to-market value of zero at inception.

      Forward Price:          The Forward Price on each Optional
                              Termination Date or the Termination Date, shall be calculated as follows:

                              [1 + (Forward Rate x Day Count /360 )] x Initial Price

                              where "Day Count" is the number of days in the period commencing on and including the Accumulation Period End Date to but excluding the Optional Termination Date or Termination Date, as applicable.

II. Settlement Terms

      Settlement:             This Transaction may be settled, in whole or in
                              part, on any Optional Termination Date, and, in the event of a partial settlement, the unsettled portion shall remain, during the Term hereof, a Transaction for purposes of the ISDA Agreement. Otherwise, this
                              Transaction shall terminate, and the each party's obligations in respect thereof shall be settled as provided for herein following the occurrence of the Termination Date.
                              Settlement shall be effected in accordance with the settlement mechanism selected by Party B in its notice given in accordance with the Notice provision set out below. All partial settlements shall be effected in a minimum amount of 100,000 Shares and additional integral multiples of 1000 Shares.

      Relevant Share Number:  The Number of Shares or, in the
                              context of any partial settlement to be
                              effected on any Optional Termination Date, the number of Shares specified or deemed specified by Party B in its notice given pursuant to the Notice provision set out below.

      Physical Settlement:    Where Physical Settlement is applicable, on
                              the Optional Termination Date or Termination
                              Date, Party A or its Hedge Subsidiary shall deliver to Party B Shares equal to the Relevant Share Number, and Party B shall pay to Party A an amount, in USD, equal to the product of the Forward Price, as determined on the Optional Termination Date or the Termination Date, as applicable, multiplied by the Relevant Share Number (the "Settlement
                              Price"). Any delivery made pursuant to this provision shall be on a delivery versus payment basis and the due date of such delivery shall be subject to adjustment in accordance with Section 6.2 of the Equity
                              Definitions in the event of the occurrence of a Settlement Disruption Event.

      Disposition Period:     Where Cash Settlement or Net Share Settlement
                              is elected or otherwise applies, on the
                              Optional Termination Date or Termination Date
                              (as applicable) (the "Commencement Date"),
                              Party A or the Hedge Subsidiary shall
                              commence selling the Shares acquired by Party
                              A or the Hedge Subsidiary during the
                              Accumulation Period. The following
                              definitions will apply to this sale program.
                              (I) "Final Trading Date": the earlier of (1) the date on which Party A, or the Hedge
                              Subsidiary, has effected transactions on the Exchange by which it has completed the sale of Shares equal to the Relevant Share Number,
                              (2) the 90th calendar day following the
                              Commencement Date, and, in the case of Net
                              Share Settlement only, (3) the date on which Party A, or the Hedge Subsidiary, has effected transactions on the exchange such that the Daily Settlement Amount (as defined below) is an amount less than or equal to zero (a "Zero Settlement Amount"); provided, however, that Party A and the Hedge
                              Subsidiary shall be deemed not to have
                              effected transactions such that the absolute value of a negative Daily Settlement Amount is equal to or greater than the closing price for one Exchange Board Lot (100) of Shares, as reported by the Exchange in respect of the Final Trading Date. (II) "Final Settlement
                              Date": the day on which any sale transaction effected on the Exchange on the Final Trading
                              Date would settle. (III) "Disposition
                              Settlement Day": each day of the period
                              commencing on, and including, the
                              Commencement Date to, and including, the Final Settlement Date. (IV) "Disposition
                              Trading Day": in respect of any Disposition
                              Settlement Day, the day on which any sale transaction effected on the Exchange that settles on such Disposition Settlement Day is effected. (V) "Disposition Period": the period beginning with the Commencement Day, and continuing up to and including the Final
                              Settlement Date. Notwithstanding the
                              foregoing, the Disposition Period shall not be less than 15 days and Party A shall, in effecting sales, observe the volume constraints prescribed by Rule 10b-18 under the Securities Exchange Act of 1934 as if those constraints applied to sales of securities.

      Daily
      Settlement Amount:      Where Cash Settlement or Net Share Settlement
                              is applicable, for each day beginning with the Commencement Day, Party A shall determine an amount (the "Daily Settlement Amount"), in
                              USD, in accordance with the following
                              formulae:

                              SA(0)= Forward Price x Relevant Share Number
                              SA(i) = SA(i-1) x (1+ ON(i-1)/360) - Number
                              of Settled Shares(i) x VWAP(i)

                              where "Number of Settled Shares(i)" means the number of Shares the sale of which is settled by Party A or its Hedge Subsidiary, on the relevant day of determination, "VWAP(i)" means the modified volume-weighted average per-Share price as determined by means of the Bloomberg service, for trading in the Shares on the Disposition Trading Day whose corresponding Disposition Settlement Day is the relevant day of determination, and adjusted by Party A to (i) include a commissions of USD 0.045 per Share (ii) exclude the first trade in the Shares effected on the Exchange on such Disposition Trading Day; and (iii) exclude all trades in Shares effected on the Exchange on such Disposition Trading Day within 60 minutes of the close of trading on such day, "SA(0)" means the Daily Settlement Amount determined in respect of the Commencement Date, Forward Price is as determined on the Optional Termination Date or the Termination Date, as applicable, "SA(i)" means the Daily Settlement Amount determined in respect of the relevant day of determination, "SA(i-1)" means the Daily Settlement Amount determined for the day preceding the relevant day of determination, and ON(i-1) means a rate of interest equal to the Overnight Rate in effect as of the day preceding the relevant day of determination, plus the Spread.

                              The Daily Settlement Amount determined in respect of the Final Settlement Date shall be the Final Settlement Amount. For purposes of giving effect to the foregoing, "Number of Settled Sharesi" and "VWAPi" shall be deemed to be zero on any day in the Disposition Period which is not an Exchange Business Day.

      Notice of
      Sale Transactions:      Party A shall provide to Party B, on or
                              before the first Business Day following the trade date of each sale transaction, notice setting out the sale transactions effected by Party A or the Hedge Subsidiary on the relevant trade date and Party A's calculation of the Daily Settlement Amount in respect of such trade date.

      Cash Settlement:        Where Cash Settlement is applicable, if the
                              Final Settlement Amount as determined above is negative, Party A shall pay to Party B the absolute value of such amount on the Final
                              Settlement Date. If such amount is positive, Party B shall pay to Party A such amount on the later of (i) the Final Settlement Date or
                              (ii) the first Business Day following the date on which Party A's notice to Party B that such Final Settlement Amount is owing by Party B becomes effective in accordance with
                              Section 12 of the ISDA Agreement.

      Net Share Settlement:   Where Net Share Settlement is applicable, if
                              the Final Settlement Amount is a Zero
                              Settlement Amount, then Party A or its Hedge
                              Subsidiary shall deliver to Party B (1)
                              Shares equal in number to the number of
                              unsold Hedge Shares, and (2) the absolute value of the Final Settlement Amount, in USD, on or before the Net Share Settlement Date.
                              If the Final Settlement Amount is positive,
                              Party A shall determine a number of Shares
                              (the "Initial Settlement Number") in
                              accordance with the following formula:

                                    Final Settlement Amount / Closing Price

                              where "Closing Price" is the closing price of the Shares as reported by the Exchange on the Final Settlement Date, and Party B shall, at its option, either (i) deliver to Party A Shares equal in number to such Initial Settlement Number (such Shares being the "Settlement Shares") or (ii) pay to Party A an amount in USD equal to the Final Settlement Amount, on or before the Net Share Settlement Date.

                              If, pursuant to the preceding paragraph, Party B has elected to deliver Settlement Shares, on the Net Share Settlement Date, Party A or its hedge subsidiary shall commence selling the Settlement Shares and shall continue calculating the Daily Settlement Amount as specified above. On each day until the earlier of 90 calendar days following the Net Share Settlement Date or the day on which the Daily Settlement Amount is a Zero Settlement Amount, (such day being the "Make-Whole Period End Date" and the period commencing on the Net Share Settlement Date up to such day being the "Make-Whole Period"), Party A shall calculate (i) an amount (the "Daily Make-Whole Amount") according to the formula:

                                    Daily Settlement Amount - Closing
                                    Price x Remaining Number of Shares

                              and (ii) a number of shares (the "Daily
                              Make-Whole Number") according to the formula:

                                    Daily Make-Whole Amount / Closing Price

                              where "Closing Price" is the closing price of the Shares as reported by the Exchange on the day of determination, and Remaining Number of Settlement Shares is (i) the Initial Settlement Number; (ii) minus the aggregate of all Shares sold, on a settlement basis, pursuant to this provision during the Make-Whole Period, (iii) plus the aggregate of all Make-Whole Shares, as defined below, delivered to Party A pursuant to this provision (iv) minus the aggregate of all Shares delivered by Party A to Party B as required below in the event of a negative Daily Make-Whole Amount. If, on (a) the tenth Business Day following the Net Share Settlement Date and any following tenth Business Day during the Make-Whole Period, the Daily Make-Whole Amount is greater than 1,000,000, or (b) on any Business Day during the Make-Whole Period the Daily Make-Whole Amount is greater than 4,000,000, Party B shall either (i) deliver to Party A, Shares equal in number to the Daily Make-Whole Number (such Shares being the "Make-Whole Shares") on or before the first Business Day following the relevant day of demand; or, at the option of Party B, (ii) pay to Party A an amount in USD equal to the Daily Make-Whole Amount to be paid on or before the first Business Day following such day of demand. In the event that Party B elects option (ii), then the Daily Settlement Amount shall be adjusted downwards by the Daily Make-Whole Amount on the day Party A receives the full payment. If (x) on any tenth Business Day following the Net Share Settlement Date and any following tenth Business Day during the Make-Whole Period, the Daily Make-Whole Amount is negative and its absolute value is greater than 1,000,000, or (y) on any Business Day during the Make-Whole Period, the Daily Make- Whole Amount is negative and its absolute value is greater than 4,000,000, Party A shall, on or before the following Business Day, deliver to Party B Shares equal in the number to the absolute value of the Daily Make-Whole Number.

                              On the first Business Day following the
                              Make-Whole Period End Date (the "Final
                              Make-Whole Settlement Day"), Party A will deliver to Party B, shares equal in number to the Remaining Number of Settlement Shares. If the Daily Settlement Amount, on the Make-Whole Period End Date (being the "Final Make-Whole Amount") is positive, then Party B shall pay to Party A on the Final Make-Whole Settlement Day an amount in USD equal to the Final Make-Whole Amount. If the Final Make-Whole Amount is negative, then Party A shall pay to Party B an amount in USD equal to the absolute value of the Final Make-Whole Amount.

      Break Funding Amount:   On any Optional Termination Date, Party A
                              shall calculate the Break Funding Amount. If the Break Funding Amount is positive, then, in addition to any other amount then payable by Party B, Party B shall also pay to Party
                              A, on such date, the Break Funding Amount. If the Break Funding Amount is negative, then
                              Party A shall pay to Party B, on such date, the absolute value of the Break Funding
                              Amount. For purposes, hereof, "Break Funding
                              Amount" means the amount, determined by Party
                              A in a commercially reasonable manner, equal to (1) the mark-to-market value to Party A as of the Optional Termination Date, of a swap incorporating the terms set out in the definition of Zero Coupon USD Swap Rate as if
                              (i) Party A were the Floating Rate Payer,
                              (ii) the Notional Amount were equal to the Initial Price multiplied by the Relevant
                              Share Number; (iii) the original term of such swap were equal to the Term hereof, and (iv) no amounts then due under such swap remain unpaid, minus (2) an amount equal to the Relevant Share Number multiplied by the difference between the Zero Spread Forward
                              Price calculated as of the relevant Optional
                              Termination Date and the Initial Price, where
                              "Zero Spread Forward Price " is calculated in the same manner as the Forward Price but for a Spread of 0%.

      Net Share
      Settlement Date:        The second Clearance System Business Day
                              following the Final Settlement Date, subject to adjustment in accordance with Section 6.2 of the Equity Definitions in the event of the occurrence of a Settlement Disruption Event.

      Notice: In the event Party B intends to effect a settlement on any Optional Termination Date, Party B shall provide Party A with prior written notice of its intention to exercise its rights to settle this Transaction on such Optional Termination Date and such notice must become effective in accordance with
                              Section 12 of the ISDA Agreement on or before the 3rd day preceding the Optional Termination Date on which Party B intends to effect a settlement. If Party B's notice does not become effective on or before such 3rd day, Party B shall be deemed to have elected to effect a settlement on the next following Optional Termination Date; provided, however, that no such notice may be given (i) on any day during the Accumulation Period; or (ii) following the occurrence of an Event of Default with respect to Party B. Other than in the context of any partial settlement, Party B shall indicate in such notice whether settlement will be by Physical Settlement, Cash Settlement or Net Share Settlement. In the context of any partial settlement, Party B shall specify the number of Shares in respect of which settlement will be effected. If such notice does not so specify the manner of settlement, Physical Settlement shall apply and if such notice does not specify the number of Shares in respect of which settlement will be effected, Party B shall be deemed to have elected to effect settlement in respect of the full Number of Shares then in effect. If Party B wishes, in the context of the Termination Date, to effect settlement otherwise than by Physical Settlement, Party B shall so notify Party A and such notice must become effective in accordance with
                              Section 12 of the ISDA Agreement on or before the 3rd day prior to the Termination Date failing which Party B shall be deemed to have elected to utilize Physical Settlement.

Inability to Sell/
Purchase Shares:              If, in the context of Net Share Settlement,
                              Cash Settlement, or any other provision
                              hereof which, in order to give effect
                              thereto, requires Party A to sell Shares
                              (other than to Party B), (1) Party A is
                              unable to effect a sale by any reasonably economic, viable or practicable means, including a private placement transaction, of the requisite number of Shares on or before the Final Trading Day for purposes of determining the Final Settlement Amount for any reason including, without limitation, because such Shares have a prospectus delivery requirement and Party B is unable to provide Party A with a current prospectus, or
                              (2) the Disposition Period otherwise expires prior to Party A being able to effect the necessary sales, then, Party B shall be deemed to have elected Physical Settlement with respect to the unsold portion of such requisite number of Shares, and Party B shall, within one Business Day of the date it is advised by Party A that a sale of all such Shares was not effected, repurchase the unsold Shares, for USD, in an amount per Share that, when combined with all amounts received by Party A for all effected sales of Shares, results in Party A receiving an amount equal to the amount Party A would have received had Physical Settlement been elected. If, in the context of Physical
                              Settlement or the application of the
                              Registration of Shares provision or any other provision of this Confirmation which, in order to give effect thereto, requires delivery of Shares to Party B by Party A,
                              Party B is unable, due to the application of applicable law, at the relevant time to take delivery of such Shares, a Termination Event shall be deemed to have occurred for purposes of the ISDA Agreement and in respect of which
                              (i) Party B shall be the Affected Party, (ii) this Transaction shall be the only Affected
                              Transaction, (iii) and the payment measure shall be Loss (as such terms are defined in the ISDA Agreement).

      Good Delivery:          Any party required to deliver Shares hereunder
                              (the Delivering Party") shall transfer good title to such Shares, and such Shares shall be freely transferable (together with any prospectus required by applicable law) and free and clear of any liens, charges, claims and encumbrances. Delivery shall be effected by book-entry transfer of the Shares to an account with The Depository Trust Company
                              (the "Clearance System") in the name of the recipient (or, where escrow settlement is applicable, the name of the escrow agent) as is designated by the recipient.


III. Dividends

      If on any day during the Term hereof a cash dividend paid by Party B in respect of the Shares the record date of which precedes the Termination Date, is received by Party A or the Hedge Subsidiary, Party A or the Hedge Subsidiary shall pay to Party B an amount equal to such dividend on or before the second Business Day immediately following the date of receipt of such dividend by Party A or the Hedge Subsidiary (such second Business Day being the "Dividend Payment Date"). Upon the request by Party B (which must be recieved by Party A on or before 10:00 a.m. (New York time) on the relevant Dividend Payment Date), Party A shall deliver to Party B the equivalent of such amount in Shares (less a commission of not more than USD
0.045 per Share) which equivalent shall be based upon the price at which Party A is then able (acting reasonably) to purchase Shares plus an amount, in USD, equal to any residual cash in the event that the foregoing amount cannot be fully converted into whole Shares.

IV. Decline in Share Price/Decline in Credit Rating/Termination of Credit Agreement

      In the event that on any Business Day during the Term of this Transaction (other than the Accumulation Period) or on any of the five Business Days preceding such Business Day (i) the closing price per Share as quoted by the Exchange on such day is USD $7.50 or less, (ii) Standard & Poor's Rating Service, a division of McGraw-Hill Inc., reports a rating below BBB-, or no longer assigns a rating, or Moody's Investor Services Inc. reports a rating below Baa3, or no longer assigns a rating, with respect to Party B's Long-Term Debt, or (iii) Party B prepays all amounts outstanding under, and terminates, the Credit Agreement, or provides notice of an intention to prepay all amounts outstanding under, and terminate, the Credit Agreement or all commitments of the Lenders thereunder have terminated or expired, Party A may upon notice to Party B, given in accordance with Section 12 of the ISDA Agreement, and provided an Event of Default or Termination Event has not occurred with respect to Party A or is then continuing (and which, in the context of a Termination Event, renders this Transaction an Affected Transaction) and provided an Early Termination Date has not been designated in respect of this Transaction, elect to terminate this Transaction in its entirety. Party B shall, on or before the first Business Day following the date on which Party A's termination notice becomes effective, notify Party A of the manner in which this Transaction shall be settled (and, failing such notification, Party B shall be deemed to have elected Cash Settlement). If Party B elects Cash Settlement or Net Share Settlement, for purposes of giving effect to such provisions, the commencement of the Disposition Period shall be the first Exchange Business Day following the date on which Party B's election notice became effective. If Party B elects Physical Settlement, settlement shall be effected on the third Business Day following the Election Date in accordance with, and subject to, the Physical Settlement provision set out above. Party B shall provide written notice to Party A of the occurrence of event (ii) above and, in the event Party A is, at the relevant time, no longer Administration Agent under the Credit Agreement, event (iii) above and, for purposes of applying the five-Business Day period referred to above, the date on which Party B's notice becomes effective in accordance with Section 12 of the ISDA Agreement shall be deemed to be the Business Day on which the relevant event occurred; provided, however, that the failure of Party B to so notify Party A of the occurrence of the relevant event shall in no way preclude Party A from invoking termination pursuant to this provision in the event Party A becomes aware of such occurrence by independent means.

      The parties hereto agree that the occurrence of the events (i), (ii) or (iii) referred to in the preceding paragraph shall in no way be construed as the occurrence of an Event of Default as contemplated by the ISDA Agreement.

      For purposes hereof, "Long-Term Debt" means the then current senior unsecured, non-credit- enhanced, long-term indebtedness issued by Party B.

V.  Adjustments

      For purposes of Article 9 of the Equity Definitions, any reference to the term "Share Swap Transaction" shall be deemed to mean "Forward Purchase Transaction"; provided, however, that "Potential Adjustment Event" shall exclude the declaration or payment of any cash dividends in respect of the Shares.

      Method of Adjustment:   Calculation Agent Adjustment

      Calculation Agent:      Party A

VI. Extraordinary Events

      Consequences of Merger Events:

      (a)  Share-for-Share:     Alternative Obligation
      (b)  Share-for-Other:     Cancellation and Payment
      (c)  Share-for-Combined:  Alternative Obligation

      Nationalization or
      Insolvency:               Cancellation and Payment

VII.Regulatory Event

If during the Term of this Transaction, The Warnaco Group, Inc. effects any action, including any action with respect to its capital structure, the result of which is that Party A, or the Hedge Subsidiary, then owns more of any class of outstanding voting shares of Party B pursuant to this transaction than is permitted by the Bank Holding Company Act of 1956, as amended, or other federal legislation (the "Regulatory Limit"), then, Party A shall so notify Party B and Party B shall be deemed to have elected to partially settle this Transaction but only to the extent to which the Number of Shares exceeds the Regulatory Limit (which excess shall be the Relevant Share Number for purposes of the Settlement terms set out above). If Party B elects Physical Settlement, the relevant portion of this Transaction shall be settled on the first Business Day following the Election Date subject to adjustment in accordance with Section 6.2 of the Equity Definitions in the event of the occurrence of a Settlement Disruption Event (such Business Day being the Physical Settlement Date). Party B shall specify the mode of settlement on or before the first Business Day (the "Election Date") following the date on which Party A's notice to Party B became effective failing which Party B shall be deemed to have elected Physical Settlement. If Party B elects Net Share Settlement or Cash-Settlement, for purposes of giving effect thereto, the number of Shares to be sold shall be the Relevant Share Number and the Commencement Date of the Disposition Period shall be deemed to be the first Exchange Business Day following the Election Date. In addition to any other amount then payable by Party B, Party B shall also pay to Party A, on (i) the Physical Settlement Date, in the context of a Physical Settlement election; or (ii) on the Net Share Settlement Date, in the context of a Net Share or Cash Settlement election, the Break Funding Amount as defined above except that the reference therein to "Optional Termination Date" shall mean the Election Date.

VIII. Registration of Shares

Notwithstanding any other provision hereof (including, without limitation, any election of Net Share Settlement or Cash Settlement by Party B but excluding any election by Party B of Net Share Settlement or Cash Settlement under "Decline in Share Price/Decline in Credit Rating" above), unless both parties hereto conclude that a public sale of the Shares acquired by it or the Hedge Subsidiary in connection with this Transaction does not require registration under the Securities Act of 1933 (the "Securities Act"), which conclusion shall be communicated by each party to the other, by means of any of the methods specified in Section 12 of the ISDA Agreement, as promptly as is reasonable practicable, and in any event by the first Business Day following a Termination Date or Optional Termination Date, as applicable, Physical Settlement shall apply with respect to such Termination Date or Optional Termination Date unless the following conditions have been satisfied: (i) on the Optional Termination Date or Termination Date (or, in the context of a Regulatory Event, the Election Date), as the case may be, a registration statement (a "Registration Statement") naming as selling shareholders Party A and the Hedge Subsidiary and covering the public resale of all Shares held by Party A or the Hedge Subsidiary to hedge this Transaction and all Shares deliverable by Party B to Party A pursuant to the Net Share Settlement provisions hereof (collectively, the "Registrable Shares") shall have been filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, and no stop order shall be in effect with respect to such Registration Statement; (ii) a printed prospectus relating to the Registrable Shares (including any prospectus supplement thereto and amendments thereof, a "Prospectus") shall have been delivered to Party A and the Hedge Subsidiary in such quantities as Party A shall have requested no later than the Optional Termination Date, Termination Date or Election Date; (iii) the Registration Statement and the Prospectus shall be in form and substance reasonably satisfactory to Party A; (iv) no later than the Exchange Business Day before the Optional Termination Date, Termination Date or Election Date, Party A and Party B shall have entered into an agreement (a "Transfer Agreement") in connection with the public resale of the Registrable Shares by Party A and the Hedge Subsidiary substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance reasonably satisfactory to Party A and Party B, providing for (without limitation): indemnification of, and continuation in connection with the liability of, Party A and the Hedge Subsidiary, the delivery of customary opinions of counsel and accountants "comfort letters", the continuous effectiveness of the Registration Statement until the fortieth day after the Optional Termination Date, Termination Date or Election Date, or if earlier, such time as all Registrable Shares have been resold pursuant thereto and all expenses in connection with such resale, including all registration costs and all fees and expenses of counsel for each of Party A and Party B, have been paid by Party B; (v) Party A and the Hedge Subsidiary shall have been afforded a reasonable opportunity to conduct a due diligence investigation with respect to The Warnaco Group, Inc. customary in scope for underwritten offerings of equity securities, and acceptance of the results of such investigation by Party A and the Hedge Subsidiary cannot be unreasonably withheld; (vi) all conditions to the obligations of each party under the Transfer Agreement shall have been satisfied or waived no later than the Optional Termination Date, Termination Date or Election Date, and (vii) the representations and warranties of Party B set forth herein and in the Transfer Agreement shall be true and correct on the date of delivery of Registrable Shares to purchasers of such Shares as though made at such time, and Party B shall have performed all its obligations set forth herein and in such Transfer Agreement to be performed by such time.

If, in the context of the Decline in Share Price/Decline in Credit Rating /Termination of Credit Agreement provision, Party B has elected Cash Settlement or in the event Party B has elected Net Share Settlement and Party B is required to deliver Shares to Party A and any condition specified in items (i) - (vii) of the previous paragraph shall not have been satisfied in the manner and at the times specified therein, Party A may determine to (a) have some or all Registrable Shares sold in one or more transactions exempt from the registration requirements of the Securities Act, or (b) extend this Transaction in order to give Party B more time to satisfy such conditions. If Party A chooses the action set forth in clause (a) above, Party B shall pay all costs of such sales by Party A, including, without limitation, any applicable sales or purchase taxes, transfer taxes and commissions. If Party A chooses the action set forth in clause (b) above, the Calculation Agent will in its reasonable discretion adjust the terms hereof to take into account any additional costs to Party A and the Hedge Subsidiary of such extension.

7.    ADDITIONAL REPRESENTATIONS

      Each party will be deemed to represent to the other on the date of this Confirmation that, with respect to this Transaction (1) It is entering into this Transaction for its own account and not with a view to transfer, resale or distribution, (2) it is an "accredited investor" within the meaning of Rule 510(a) of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this Transaction, and (3) it understands and acknowledges that this Transaction may involve the purchase or sale of a "security" as defined in the Securities Act and the securities laws of certain states, and that any such security has not been registered under the Securities Act or the securities laws of any state and, therefore, may not be sold, pledged, hypothecated, transferred or otherwise disposed of unless such security is registered under the Securities Act and any applicable state securities law, or an exemption from registration is available.

8.    ADDITIONAL REPRESENTATIONS AND COVENANTS

      (a)   Party B Representations

      Party B represents to Party A that (1) as of the Trade Date hereof, it is not in possession of any material non-public information with respect to itself; (2) as of the Trade Date hereof, it is not entering into this Transaction for the purpose of manipulating the market price or value of the Shares; (3) as of the Trade Date hereof, no "restricted period" for purposes of Rule 102 of Regulation M under the Securities Exchange Act of 1934 (respectively, "Regulation M" and the "Exchange Act") and no tender offer for Shares (whether by Party B or any other third party) is in effect or (or in the case of a tender offer by Party B) has been in effect within the preceding ten Business Days; and (4) it is entering into this Transaction in connection with its Share repurchase program which was most recently approved by its board of directors on March 1, 1999 and most recently publicly announced on March 2, 1999, solely for the purposes stated in such board resolution and public disclosure.

      (b)   Party B Covenants

      Party B covenants to Party A that (1) Party B shall not commence a "distribution" (as defined in Regulation M) of Shares or a tender offer for Shares during the Accumulation Period; (2) no "restricted period" for purposes of Rule 102 of Regulation M will be in effect on any day on which Party A is required, pursuant to the terms hereof, to deliver Shares to Party B (any such day being, for purposes of this paragraph, a "Settlement Date", and no tender offer for Shares by Party B will be in effect on any Settlement Date or within the preceding ten Business Days of any day thereof; (3) Party B shall not, and shall cause its affiliated purchasers (as defined in Rule 10b-18 under the Exchange Act) not to, purchase Shares during the Accumulation Period; (4) Party B shall not disclose any material non-public information with respect to itself to Party A without Party A's consent; (5) if at any time during the Disposition Period Party B comes to have possession of material non-public information with respect to itself, Party B will notify Party A that a blackout period is in effect, and when Party B ceases to be in possession of material non-public information, Party B will notify Party A that the blackout period has ended.

      (c)   Party A Covenants

      Party A covenants to Party B that Party A shall not sell, nor make any offers to sell during any blackout period or any restricted period in respect of either of which Party A is in receipt of notice from Party B or Group given in accordance with Section 12 of the ISDA Agreement.

9.    ADDITIONAL AGREEMENT

      Each party agrees that it will comply, in connection with this Transaction and all related or contemporaneous sales and purchases of Shares, with the applicable provisions of the Securities Act, the Exchange Act, and the rules and regulations thereunder, including, without limitation, Rules 10b-5 under the Exchange Act, provided that each party shall be entitled to rely conclusively on any information communicated by the other party concerning such other party's market activities. Party A represents to Party B and agrees that, in effecting the purchase transactions referred to opposite "Accumulation Period", above, Party A shall make bids for and purchases of the Shares only in accordance with the price, volume, timing, and method of bidding and purchasing constraints set forth in Rule 10b-18 under the Exchange Act, as if Party A were the issuer of the Shares and wished to avail itself of the protections afforded by that rule.

10.   THIRD PARTY TERMINATION RIGHTS

      Party B hereby covenants and agrees with Party A that in the event that Party B is now or hereafter becomes party to a forward equity purchase transaction pertaining to Shares with any other party and such transaction grants to such other party termination rights which are not included herein or, if included, which may be invoked prior to the time or point at which such termination rights may be invoked by Party A pursuant to the terms hereof, Party B shall immediately notify Party A of the existence of such termination right and this Confirmation shall be deemed to be automatically amended in order to incorporate such termination right (together with all attendant definitions and ancillary provisions contained in such other transaction which may be necessary to give meaning or effect to such termination right) for the benefit of Party A hereunder, mutatis mutandis.

11.   MISCELLANEOUS

      Wire Instructions: Party A:

                         The Bank of Nova Scotia, New York Agency
                         One Liberty Plaza, 165 Broadway, 26th Floor
                         New York, New York
                         SWIFT Code: NOSCUS33
                         ABA# 0260-02532
                         Account No.: 6027-36
                         Attention: IBD Derivative Products

                         Party B:

                         ABA #021000089
                         Citibank N.A.
                         New York, NY
                         for credit to: Warnaco Inc. Account # 3846-9277

12.   OFFICES

      (a) The Office of Party A for this Transaction is New York; and

      (b) The Office of Party B for this Transaction is New York.




      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

                                    Yours truly,

                                    SCOTIA CAPITAL (U.S.A.) INC.




                                    By:           /S/
                                       ----------------------------------
                                    Name:
                                    Title:

Confirmed as of the date first above written:

THE WARNACO GROUP, INC.




By:             /S/
   -------------------------------
Name:
Title: